UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 26, 2024

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, Without Par Value	ABT	New York Stock Exchange Chicago Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders.

Abbott held its Annual Meeting of Shareholders on April 26, 2024. The following is a summary of the matters voted on at that meeting.

(1)	The shareholders elected Abbott’s entire Board of Directors. The persons elected to Abbott’s Board of Directors and the number of shares cast for, the number against, the number abstaining, and the number of broker non-votes, with respect to each of these persons, were as follows:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Robert J. Alpern, M.D.	1,313,710,177	44,337,309	2,622,282	177,819,859
Claire Babineaux-Fontenot	1,349,829,767	8,983,741	1,856,260	177,819,859
Sally E. Blount, Ph.D.	1,325,092,846	32,959,734	2,617,188	177,819,859
Robert B. Ford	1,264,303,130	90,184,905	6,181,733	177,819,859
Paola Gonzalez	1,345,099,739	13,054,211	2,515,818	177,819,859
Michelle A. Kumbier	1,341,455,910	16,651,339	2,562,519	177,819,859
Darren W. McDew	1,340,191,689	17,894,587	2,583,492	177,819,859
Nancy McKinstry	1,115,514,137	242,620,096	2,535,535	177,819,859
Michael G. O’Grady	1,337,188,483	20,824,225	2,657,060	177,819,859
Michael F. Roman	1,324,846,657	32,483,527	3,339,584	177,819,859
Daniel J. Starks	1,318,741,720	39,288,121	2,639,927	177,819,859
John G. Stratton	1,010,774,107	347,305,245	2,590,416	177,819,859

(2)	The shareholders ratified the appointment of Ernst & Young LLP as Abbott’s auditors. The number of shares cast in favor of the ratification of Ernst & Young LLP, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
1,492,386,144	42,865,598	3,237,885	0

(3)	The shareholders approved the compensation of Abbott’s named executive officers listed in the proxy statement for the Annual Meeting, with 89.10 percent of the votes cast voting “For” the proposal. The shareholder vote is advisory and non-binding. The number of shares cast in favor of approval, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
1,212,361,360	144,228,907	4,079,501	177,819,859

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: April 29, 2024	By:	/s/ Philip P. Boudreau
Philip P. Boudreau
Senior Vice President, Finance and Chief Financial Officer